AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan of Reorganization") is made and entered into as of the 11th day of February, 2005, by and between Decatur First Bank Group, Inc. ("Decatur First"), a bank holding company organized under the laws of the State of Georgia, and Decatur First Interim Corporation ("Interim"), a Georgia corporation.


                                   WITNESSETH
                                   ----------

     WHEREAS, Decatur First and Interim have determined that in order to effect a recapitalization of Decatur First resulting in the suspension of its duties to file reports with the Securities and Exchange Commission, Decatur First should cause Interim to be organized as a Georgia corporation for the sole purpose of merging with and into Decatur First, with Decatur First being the surviving corporation;

     WHEREAS, the authorized capital stock of Decatur First consists of: (a) 10,000,000 shares of common stock ("Decatur First Common Stock"), $5.00 par value, of which 945,616 shares are issued and 925,016 shares are outstanding, and (b) 2,000,000 shares of preferred stock of which no shares are issued and outstanding;

     WHEREAS, the authorized capital stock of Interim consists of 1,000 shares of common stock ("Interim Common Stock"), $0.01 par value, of which 100 shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of Decatur First and Interim deem it advisable and in the best interests of Decatur First and Interim and their respective shareholders that Interim be merged with and into Decatur First;

     WHEREAS, the respective Boards of Directors of Decatur First and Interim, by resolutions duly adopted, have approved and adopted this Plan of Reorganization and directed that it be submitted to the respective shareholders of Decatur First and Interim for their approval; and

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained, and for the purpose of stating the method, terms and conditions of the merger provided for herein, the mode of carrying the same into effect, the manner and basis of converting and exchanging the shares of Decatur First Common Stock and Interim Common Stock as hereinafter provided, and such other provisions relating to the reorganization and merger as the parties deem necessary or desirable, the parties hereto agree as follows:

                                    SECTION 1
                                 REORGANIZATION
                                 --------------

     Pursuant to the applicable provisions of Georgia law, Interim shall be merged with and into Decatur First (the "Reorganization"). Decatur First shall be the survivor of the merger (the "Surviving Corporation").


                                    SECTION 2
                      EFFECTIVE DATE OF THE REORGANIZATION
                      ------------------------------------

     The merger of Interim with and into Decatur First shall be effective as of the date (the "Effective Date") specified in the certificate of merger relating to the Reorganization that is filed with the Georgia Secretary of State.


                                    SECTION 3
                  LOCATION, ARTICLES AND BYLAWS, AND MANAGEMENT
                  ---------------------------------------------

     On the Effective Date:

     (a) The principal office of the Surviving Corporation shall be located at 1120 Commerce Drive, Decatur, Georgia 30030, or such other location where Decatur First is located on the Effective Date of the Reorganization.

     (b) The Articles of Incorporation and Bylaws of the Surviving Corporation shall be the same Articles of Incorporation and Bylaws of Decatur First as are in effect on the Effective Date of the Reorganization.

     (c) The directors and officers of the Surviving Corporation shall be the directors and officers of Decatur First on the Effective Date of the Reorganization. All such directors and officers of the Surviving Corporation shall serve until their respective successors are elected or appointed pursuant to the Bylaws of the Surviving Corporation.


                                    SECTION 4
               EXISTENCE, RIGHTS, DUTIES, ASSETS, AND LIABILITIES
               --------------------------------------------------

     (a) As of the Effective Date of the Reorganization, the existence of Decatur First shall continue in the Surviving Corporation.

     (b) As of the Effective Date of the Reorganization, the Surviving Corporation shall have, without further act or deed, all of the properties, rights, powers, trusts, duties and obligations of Decatur First and Interim.

     (c) As of the Effective Date of the Reorganization, the Surviving Corporation shall have the authority to engage only in such businesses and to exercise only such powers as are provided for in the Articles of Incorporation of the Surviving Corporation, and the Surviving Corporation shall be subject to the same prohibitions and limitations to which it would be subject upon original incorporation, except that the Surviving Corporation may engage in any business and may exercise any right that Decatur First or Interim could lawfully have exercised or engaged in immediately prior to the Effective Date of the Reorganization.

     (d) No liability of Decatur First or Interim or of any of their shareholders, directors or officers shall be affected by the Reorganization, nor shall any lien on any property of Decatur First or Interim be impaired by the Reorganization. Any claim existing or any action pending by or against Decatur First or Interim may be prosecuted to judgment as if the Reorganization had not taken place, or the Surviving Corporation may be substituted in place of Decatur First or Interim.


                                    SECTION 5
                    EFFECT OF MERGER ON INTERIM SHAREHOLDERS
                    ----------------------------------------

     Each share of Interim Common Stock outstanding immediately prior to the Effective Date of the Reorganization shall be cancelled and shall no longer be outstanding.


                                    SECTION 6
          MANNER AND BASIS OF CONVERTING SHARES OFDECATUR FIRSTCOMMON
          -----------------------------------------------------------
                                      STOCK
                                      -----


     (a)     Conversion of Shares.  The shares of Decatur First Common Stock
             --------------------
that are outstanding on the Effective Date of the Reorganization, excluding those shares of Decatur First Common Stock held by shareholders who have perfected dissenters' rights of appraisal under the applicable provisions of the
Georgia Business Corporation Code, O.C.G.A.   14-2-1301 et seq. (the
"Dissenters' Rights Provisions"), shall be converted or retained as follows:

          (1) Each share of Decatur First Common Stock held by a shareholder who is the record holder of 500 or fewer shares of Decatur First Common Stock shall be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $17.50 per share of Decatur First Common Stock.

          (2) Each share of Decatur First Common Stock held of record by a shareholder who is the holder of more than 500 shares of Decatur First Common Stock shall remain outstanding and held by such shareholder.

          (3) All treasury stock held by the Company shall remain treasury stock and shall be unaffected by this Plan of Reorganization.

     (b)     Decatur First Stock Options.  The Decatur First Bank Group, Inc.
             ---------------------------
1998 Stock Incentive Plan (the "Option Plan") and the options issued thereunder that are outstanding on the

Effective Date of the Reorganization shall continue to be outstanding after the Effective Date subject to the terms and conditions of the existing written documents reflecting the Option Plan and such options.

     (c)     Failure to Surrender Decatur First Common Stock Certificates.
             ------------------------------------------------------------
Until a Decatur First shareholder receiving cash in the Reorganization surrenders his or her Decatur First Common Stock certificate or certificates to Decatur First (or suitable arrangements are made to account for any lost, stolen or destroyed certificates according to Decatur First's usual procedures), the shareholder shall not be issued the cash (or any interest thereon) that such Decatur First Common Stock certificate entitles the shareholder to receive.


                                    SECTION 7
                        ACQUISITION OF DISSENTERS' STOCK
                        --------------------------------

     Decatur First shall pay to any shareholder of Decatur First who complies fully with the Dissenters' Rights Provisions an amount of cash (as determined and paid under the terms of such Provisions) for his or her shares of Decatur First Common Stock. The shares of Decatur First Common Stock so acquired shall be cancelled.


                                    SECTION 8
                                 FURTHER ACTIONS
                                 ---------------

     From time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, Decatur First shall execute and deliver or cause to be executed and delivered all such deeds and other instruments, and shall take or cause to be taken all such other actions, as the Surviving Corporation, or its successors and assigns, may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation, and its successors and assigns, title to and possession of all the property, rights, powers, trusts, duties and obligations referred to in Section 4 hereof and otherwise to carry out the intent and purposes of this Plan of Reorganization.


                                    SECTION 9
           CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION
           ----------------------------------------------------------

     This Plan of Reorganization is subject to, and consummation of the Reorganization herein provided for is conditioned upon, the fulfillment prior to the Effective Date of the Reorganization of each of the following conditions:

     (a) Approval of the Plan of Reorganization by the shareholders of each of Decatur First and Interim in accordance with the provisions of applicable law and the provisions of the applicable constituent's articles of incorporation, bylaws and other governing instruments;

     (b) The number of shares held by persons who have perfected dissenters' rights of appraisal pursuant to the Dissenters' Rights Provisions shall not be deemed by the Board of Directors to make consummation of this Plan of Reorganization inadvisable;

     (c) Procurement of any action, consent, approval or ruling, governmental or otherwise, which is, or in the opinion of counsel for Decatur First and Interim may be, necessary to permit or enable the Surviving Corporation, upon and after the Reorganization, to conduct all or any part of the business and activities conducted by the Decatur First prior to the Reorganization.


                                   SECTION  10
                                   TERMINATION
                                   -----------

     In the event that:

     (a) The number of shares of Interim Common Stock or Decatur First Common Stock voted against the Reorganization shall make consummation of the Reorganization inadvisable in the opinion of the Board of Directors of Decatur First or Interim;

     (b) Any action, consent, approval, opinion, or ruling required to be provided by Section 9 of this Plan of Reorganization shall not have been obtained; or

     (c) For any other reason consummation of the Reorganization is deemed inadvisable in the opinion of the Board of Directors of Decatur First or Interim;

then this Plan of Reorganization may be terminated at any time before consummation of the Reorganization by written notice, approved or authorized by the Board of Directors of the party wishing to terminate, to the other party. Upon termination by written notice as provided by this Section 10, this Plan of Reorganization shall be void and of no further effect, and there shall be no liability by reason of this Plan of Reorganization or the termination hereof on the part of Decatur First, Interim, or their directors, officers, employees, agents or shareholders.


                                   SECTION 11
                                AMENDMENT; WAIVER
                                -----------------

     (a) At any time before or after approval and adoption hereof by the respective shareholders of Decatur First and Interim, this Plan of Reorganization may be amended by written agreement by Decatur First and Interim; provided, however, that after the approval and adoption of this Plan of Reorganization by the shareholders of Decatur First and Interim, no amendment reducing the consideration payable to Decatur First shareholders shall be valid without having been approved by the Decatur First shareholders in the manner required for approval of this Plan of Reorganization. In particular, in the event that the consummation of the Plan of Reorganization would yield more than 300 shareholders of record, the Board may amend the Plan of Reorganization to increase the [NUMBER]-share threshold described in Section 6(a) to the minimum threshold necessary to ensure that the Company will have fewer than 300 shareholders of record as a result of the transactions contemplated by this Plan of Reorganization.

     (b) A waiver by any party hereto of any breach of a term or condition of this Plan of Reorganization shall not operate as a waiver of any other breach of such term or condition or of other terms or conditions, nor shall failure to enforce any term or condition operate as a waiver or release of any other right, in law or in equity, or claim which any party may have against another party for anything arising out of, connected with or based upon this Plan of Reorganization. A waiver shall be effective only if evidenced by a writing signed by the party who is entitled to the benefit of the term or condition of this Plan of Reorganization which is to be waived. A waiver of a term or condition on one occasion shall not be deemed to be a waiver of the same or of any other term or condition on a future occasion.


                                   SECTION 12
              BINDING EFFECT; COUNTERPARTS; HEADINGS; GOVERNING LAW
              -----------------------------------------------------

     This Plan of Reorganization is binding upon the parties hereto and upon their successors and assigns. This Plan of Reorganization may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The title of this Plan of Reorganization and the headings herein set out are for convenience or reference only and shall not be deemed a part of this Plan of Reorganization. This Plan of Reorganization shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization to be executed by their duly authorized officers and their corporate seals to be affixed hereto all as of the day and year first above written.


                                   DECATUR FIRST BANK GROUP, INC.



                                   By:  /s/  Judy B. Turner
                                      ------------------------------------------

                                   Name: Judy B. Turner
                                        ----------------------------------------

                                   Title:  President and Chief Executive Officer
                                         ---------------------------------------


ATTEST:


/s/  Ann Randall
-------------------------------------

Name:  Ann Randall
     --------------------------------

Title:  Assistant Corporate Secretary
      -------------------------------


                                   DECATUR FIRST INTERIM CORPORATION


                                   By:  /s/  Judy B. Turner
                                      ------------------------------------------

                                   Name:  Judy B. Turner
                                        ----------------------------------------

                                   Title:  President
                                         ---------------------------------------


ATTEST:


/s/  Ann Randall
-------------------------------------

Name:  Ann Randall
     --------------------------------

Title:  Assistant Corporate Secretary
      -------------------------------